Exhibit 10.26

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

RELIANT TECHNOLOGIES, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No. 41	May 31, 2005

Void After May 31, 2015

                THIS CERTIFIES THAT, for value received, Maynard Howe, or his assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Reliant Technologies, Inc., a Delaware corporation, with its principal office at 260 Sheridan Ave., Suite 300, Palo Alto, CA  94306 (the “Company”) up to 200,000 shares of Common Stock of the Company (the “Common Stock”).

1.             DEFINITIONS.  As used herein, the following terms shall have the following respective meanings:

(a)                           “Exercise Period” shall mean the period commencing with the date hereof and ending ten years later, unless sooner terminated as provided below.

(b)                           “Exercise Price” shall mean $3.00 per share, subject to adjustment pursuant to Section  8 below.

(c)                           “Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to (i) vesting in accordance with Section 2 below and (ii) adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 8 below.

(d)                           “Cause” means the occurrence of any one or more of the following:  (i) Holder’s commission of any crime involving fraud, dishonesty or moral turpitude; (ii) the Holder’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) Holder’s intentional, material violation of any contract or agreement between the Holder and the Company or any statutory duty owed to the Company; or (iv) conduct by the Holder that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company; provided, however, that the action or conduct described in clauses (iii) and (iv) above will constitute “Cause” only if such action or conduct continues after the Company has provided the Holder with written notice thereof and thirty (30) days to cure the same. Notwithstanding the foregoing, such Holder’s death or disability shall not constitute Cause as set forth herein.  The determination that a termination is for Cause shall be by the Company’s Board of Directors in its sole and exclusive judgment and discretion.

(e)                           “Change in Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            any Entity becomes the owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by any institutional investor, any affiliate thereof or any other Entity that acquires the Company’s securities in a transaction or series of related transactions that are primarily a private financing transaction for the Company or (B) solely because the level of ownership held by any Entity (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)           there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company if, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction; or

(iii)         there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale, lease, license or other disposition.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(f)                            “Entity” means a corporation, partnership or other entity, except that “Entity” shall not include (A) the Company or any subsidiary of the Company, (B) an underwriter temporarily holding securities pursuant to an offering of such securities, or (C) an

Entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

2.             VESTING/COMPANY REPURCHASE OPTION.  The shares of Common Stock issuable pursuant to this Warrant shall vest according to the following schedule (the “Vesting Schedule”):   1/36th of the shares shall vest monthly over the next thirty-six (36) months provided that the Holder continues to provide services to the Company as either an employee or as a consultant.  Notwithstanding the foregoing, (a) upon the occurrence of a Change of Control followed within twelve (12) months by the termination of Holder’s Consulting Agreement dated June 1, 2005 without Cause (as defined herein); or (b) upon the final resolution of the litigation by and between the Company and Michael Black and Svetlana Black by way of settlement or upon a final resolution of all claims by the Superior Court of the State of California, then the vesting of all shares hereunder shall accelerate in full.

3.             EXERCISE OF VESTED SHARES OF COMMON STOCK UNDER THIS WARRANT.  Subject to Section 2 above, the right to purchase vested shares of Common Stock underlying this Warrant may be exercised in whole at any time, or in part from time to time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)                           An executed Notice of Exercise in the form attached hereto as Exhibit A;

(b)                           Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness;  and

(c)                           This Warrant; provided, however, in the case of a partial exercise of this Warrant, the Company shall promptly issue a new Warrant (in the same form as this Warrant) for the unexercised balance.

Upon the exercise of the right to purchase vested shares of Common Stock underlying this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time; provided that payment of the income tax withholding obligation, if any, related to the exercise of this Warrant must be made by the Holder prior to the Company’s obligation pursuant to this paragraph to deliver a stock certificate to the Holder representing the Exercise Shares.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

4.             EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”).  The Holder may elect at any time during the term of this Warrant, to exercise all or part of this Warrant, including the unvested portion of this Warrant; provided, however, that the Holder and the Company shall enter into that certain Early Exercise Stock Purchase Agreement (and all exhibits thereto) attached hereto as Exhibit C, and provided further, that:

4.1          a partial exercise of this Warrant shall be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock; and

4.2          any shares of Common Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the Company’s Repurchase Option (as defined in the Early Exercise Stock Purchase Agreement).

5.             NET EXERCISE OF VESTED SHARES OF COMMON STOCK UNDER THIS WARRANT.   Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of vested Exercise Shares computed using the following formula:

X = Y (A-B)

A

Where    X =          the number of Exercise Shares to be issued to the Holder

Y =                              the number of vested Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that number of vested Exercise Shares purchasable under the Warrant which are to be canceled (at the date of such calculation)

A =                            the fair market value of one Exercise Share (at the date of such calculation)

B =                              Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 5 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share shall be the per share offering price to the public of the Company’s initial public offering.  Unvested shares may not be exercised pursuant to this Section 5.

6.             COVENANTS OF THE COMPANY.

6.1          Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

6.2          No Impairment.  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

6.3          Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

7.             REPRESENTATIONS OF HOLDER.

7.1          Acquisition of Warrant for Personal Account.  The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof.  The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

7.2          Securities Are Not Registered.

(a)           The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected.  The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.  The Holder has no such present intention.

(b)           The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.  The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c)           The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.  Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

7.3          Disposition of Warrant and Exercise Shares.

(a)           The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i)            The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii)           There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii)         The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

(b)           The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

8.             ADJUSTMENT OF EXERCISE PRICE.  In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the

Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 10 below.  The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

9.             FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

10.          EARLY TERMINATION.  In the event of a Change of Control, any surviving corporation or acquiring corporation may assume or continue this Warrant or may substitute a similar Warrant for this Warrant (it being understood that a similar Warrant shall include, but shall not be limited to, a Warrant to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Change of Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Warrant may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Change of Control.  In the event that any surviving corporation or acquiring corporation does not assume or continue this Warrant or substitute a similar Warrant for this Warrant, then this Warrant shall terminate if not exercised (if applicable) at or prior to the consummation of such Change of Control, and any reacquisition or repurchase rights held by the Company with respect to Common Stock issued pursuant to the Warrant shall (contingent upon the consummation of the Change of Control) lapse. The Company shall provide to the Holder twenty (20) days advance written notice of such termination of this Warrant the consummation of a Change of Control.

11.          MARKET STAND-OFF AGREEMENT.  Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by Holder, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Act for the initial public offering of the Company’s common stock.  Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period.  The underwriters of the Company’s stock are intended third party beneficiaries of this Section 11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

12.          NO STOCKHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

13.          TRANSFER OF WARRANT.  Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto as Exhibit B to any transferee designated by Holder.  The transferee shall sign an investment letter in form and substance satisfactory to the Company that includes, among other things, transferee’s agreement to be bound by all of the terms and conditions by which Holder is bound.

14.          LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

15.          NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page and to Holder at 1359 Chelsea Drive, Los Altos, California 94024, or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

16.          ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

17.          GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of May 31, 2005.

RELIANT TECHNOLOGIES, INC.

By:	/s/ Dennis Condon
Dennis Condon
Chief Executive Officer

Address:	260 Sheridan Avenue
Suite 300
Palo Alto, CA 94306

EXHIBIT A

NOTICE OF EXERCISE

TO:  RELIANT TECHNOLOGIES, INC.

(1)           The undersigned hereby elects to purchase                  shares of Common Stock of Reliant Technologies, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, and the amount of the Company’s withholding obligation, if any, relating to such exercise.

(2)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)           The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)

Dated:	, 20

Holder’s
Signature:

Holder’s
Address:

The assignment of this Warrant and/or the transfer of any shares of common stock underlying this warrant shall be subject to compliance with all applicable securities laws and delivery by the assignee/transferee of an investment letter in form and substance satisfactory to the Company  that requires, among other things, that assignee be bound by all terms and conditions by which Holder is bound.

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT C

EARLY EXERCISE STOCK PURCHASE AGREEMENT

RELIANT TECHNOLOGIES, INC.

FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK

This FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK (this “Amendment”), is made and entered into as of the 13th day of August, 2007 (the “Amendment Date”) by and between Reliant Technologies, Inc, a Delaware corporation (the “Company”) and the undersigned warrant holder (the “Holder”).

RECITALS

WHEREAS, the Holder is the holder of the warrant dated May 31, 2005 and designated as Warrant No. 41 (the “Warrant”); and

WHEREAS, the Company desires to offer and the Holder wishes to accept the Company’s offer to amend the Warrant with terms that are intended to avoid the potential adverse tax consequences associated with the Warrant under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Company and the Holder desire to amend the Warrant as provided herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties hereby agree as follows:

1.             Section 1, subsection (a) is hereby amended and restated in its entirety to read as follows:

“Exercise Period” shall mean the earliest of one of the following periods:

(i)            for that portion of the Exercise Shares whose applicable vesting dates occur prior to January 1, 2008, the exercise period will be the 12-month period commencing on January 1, 2008 and ending on December 31, 2008 and for that portion of the Exercise Shares whose applicable vesting dates occurs any time during calendar year 2008, the exercise period will be the 12-month period commencing on January 1, 2009 and ending December 31, 2009;

(ii)           the period from the time Holder ceases to provide services to the Company as either an employee or as a consultant for any reason through the 90th day following such termination but not later than the end of the calendar year in which the termination occurs (or such later date during such 90-day post-termination period that is determined, in the reasonable belief of the Company and based on regulations and interpretations relating to Section 409A of the Code, to not result in adverse tax consequences to the Holder or the Company); or

(iii)         the period from the occurrence of a change in control as defined under Section 409A of the Code (a “409A Change in Control Event”) through the end of the calendar year of such change in control.  As used in this subclause (iii)

only, “change in control” means any of the following: (a) the date that any one person or persons acting as a group acquires ownership of the Company’s stock constituting more than fifty percent (50%) of the total fair market value or total voting power of the Company; (b) the date that any one person or persons acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of the stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; (c) the date that any one person or persons acting as a group acquires assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition; or (d) the date that a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the date of the appointment or elections. The determination of whether an event constitutes a Section 409A “change in control” for purposes of this subclause (iii) shall be made in accordance with its definition under Section 409A of the Code and its regulations and other guidance thereunder.”

2.             Section 4 is hereby amended and restated in its entirety to read as follows:

                “[Deleted]”

3.             Section 10 is hereby amended and restated in its entirety to read as follows:

“EARLY TERMINATION.  In the event of that a Change in Control, any surviving corporation or acquiring corporation may assume or continue this Warrant or may substitute a similar Warrant for this Warrant (it being understood that a similar Warrant shall include, but shall not be limited to, a Warrant to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Warrant may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Change in Control.  In the event that a Change in Control is a 409A Change in Control Event (the “Exempt Corporate Transaction”) and any surviving corporation or acquiring corporation does not assume or continue this Warrant or substitute a similar Warrant for this Warrant, then the vesting of this Warrant shall accelerate in full and this Warrant shall terminate if not exercised (if applicable) at or prior to the consummation of such Exempt Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to Common Stock issued pursuant to the Warrant shall (contingent upon the consummation of the Exempt Corporate Transaction) lapse.  In the event that a Change in Control is not a 409A Change in Control Event (the “Non-Exempt Corporate Transaction”) and any surviving corporation or acquiring corporation does not assume or continue this Warrant or substitute a similar Warrant for this Warrant, then the vesting of this Warrant shall not accelerate and this Warrant shall terminate if not exercised (if applicable) at or prior to the consummation of such Non-Exempt Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to Common Stock issued pursuant to the Warrant shall (contingent upon the consummation of the Non-Exempt Corporate Transaction) lapse.  The Company shall provide to the Holder twenty (20) days advance written notice of such termination of this Warrant the consummation of either an Exempt Corporate Transaction or a Non-Exempt Corporate Transaction.”

4.             Except as expressly amended by this Amendment, the terms and conditions of the Warrant remain in full force and effect.

5.             This Amendment covers all of the shares of Common Stock subject to the Warrant.  Holder acknowledges that effective as of the Amendment Date, this Amendment, together with the Warrant, sets forth the entire understanding between Holder and the Company regarding the Warrant.

6.             This Amendment may be executed by facsimile signature and multiple counterparts, each of which shall be considered an original and all of which shall constitute one and the same instrument, notwithstanding that all parties are not signatures to the same counterpart.

                IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the Amendment Date.

RELIANT TECHNOLOGIES, INC.		MAYNARD HOWE

By:	/s/ Eric Stang	/s/ Maynard Howe
Signature		Signature
Title: President and CEO		Date: August 13, 2007
Date: August 13, 2007